BLACKROCK GLOBAL ALLOCATION FUND, INC. (the “Fund”)

SUPPLEMENT DATED DECEMBER 24, 2009 TO THE
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED FEBRUARY 27, 2009

Effective December 24, 2009, the Fund’s Prospectus and Statement of Additional Information is amended as set forth below.

The first sentence of the eighth paragraph of the section “Details About the Fund — Primary Investment Strategies” of the Prospectus is deleted and replaced with the following:

The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports.

The first sentence of the fourth paragraph of the section “Investment Objectives and Policies — Investments in the Subsidiary” of the Statement of Additional Information is deleted and replaced with the following:

The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports.

Code# PRO&SAI-10810-1209-SUP